                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00919

                        Van Kampen Equity and Income Fund
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

Item 1. Report to Shareholders.

The Fund's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Equity and Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/06

                                                                                          R SHARES      I SHARES
                             A SHARES             B SHARES             C SHARES            since         since
                          since 8/03/60        since 5/01/92         since 7/06/93        10/01/02      12/22/04
-----------------------------------------------------------------------------------------------------------------
                                    W/MAX                W/MAX                 W/MAX
                                    5.75%                5.00%                 1.00%
AVERAGE ANNUAL          W/O SALES   SALES    W/O SALES   SALES    W/O SALES    SALES     W/O SALES     W/O SALES
TOTAL RETURNS            CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES       CHARGES

Since Inception          11.04%     10.89%    11.44%     11.44%     11.08%     11.08%      12.42%        7.22%

10-year                  11.01      10.35     10.32      10.32      10.19      10.19          --           --

5-year                    6.41       5.16      5.61       5.37       5.64       5.64          --           --

1-year                    8.19       2.00      7.40       2.40       7.36       6.36        7.89         8.45

6-month                   2.27      -3.62      1.80      -3.18       1.90       0.91        2.01         2.28
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares 10 years after purchase. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The stock market encountered turbulence during the six-month period ended June 30, 2006, as investor sentiment took a turn for the worse. Although investors kept a cautious eye on inflationary pressures and economic activity, the stock markets generally continued to perform well in the early months of the period. However, in May, a climate of increasing uncertainty roiled the markets. Robust economic growth in the first quarter of 2006 and high commodity prices posed inflation risks, while a cooling housing market and weaker consumer spending appeared to signal a slowing economy. In this environment, many investors worried that the Federal Open Market Committee (the "Fed")--in its attempt to stave off inflation--would dampen the economy too much. Market volatility increased significantly in the final months of the period. Nonetheless, all sectors within the portfolio's universe, as represented by the Russell 1000(R) Value Index, generated positive returns for the six months overall. Large-cap value stocks, in which the portfolio primarily invests, generally outpaced large-cap growth stocks.

The convertible securities market benefited from strength in the stock market, especially in the first quarter of 2006. The outperformance of small- and mid-capitalization stocks in the first few months of the year boosted the convertibles market, as small- and mid-cap companies are significant issuers of convertible securities. Additionally, convertible hedge funds rebounded from their lows, which helped stabilize the trading environment, and issuance was steady during the period with several large deals coming to market. However, convertibles' performance weakened somewhat in the second quarter amid the stock market correction.

Bonds trailed stocks and convertible securities during the period. The first six months of 2006 provided few surprises in the bond market. As was widely expected, the Fed continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year. Due mainly to concerns over inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed income sectors, and posted its lowest six-month return since 1999. Within the government sector, U.S. Treasuries underperformed over the six-month period because of their high sensitivity to fluctuating interest rates and their relatively low yields.

PERFORMANCE ANALYSIS

The fund returned 2.27 percent for the six months ended June 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Russell 1000(R) Value Index, the Standard & Poor's 500(R) Index, and the Lehman Brothers U.S. Government/Credit Index returned 6.56 percent, 2.71 percent, and -1.15 percent for the period, respectively.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

-------------------------------------------------------------------------------------------------------
                                                                      STANDARD &       LEHMAN
                                                          RUSSELL       POOR'S      BROTHERS U.S.
                                                          1000(R)       500(R)       GOVERNMENT/
      CLASS A   CLASS B   CLASS C   CLASS R   CLASS I   VALUE INDEX      INDEX      CREDIT INDEX

       2.27%     1.80%     1.90%     2.01%     2.28%       6.56%         2.71%         -1.15%
-------------------------------------------------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Within the stock portion of the portfolio, the fund's telecommunication services stocks detracted most from returns relative to the Russell 1000 Value Index. After several years of declining performance, the telecommunication services sector began to show signs of progress. However, our selections did not perform as well as those stocks that led the sector's turnaround. The fund's health care representation was another significant laggard on a relative basis. Negative company-specific news at selected health care equipment and services companies proved detrimental to the fund's exposure there. Additionally, large-cap pharmaceuticals--which comprise a major portion of the fund's health care position--generated lackluster performance. Stock selection in the industrials sector also hampered relative gains, as the fund's holdings in capital goods and aerospace and defense did not keep pace with other stronger performing stocks in the sector. Also within the industrials sector, the fund's lack of exposure to the transportation industry had a negative impact on relative performance.

Although the fund underperformed the Russell 1000 Value Index during the six-month period, it did achieve positive returns on an absolute basis across all stock market sectors except technology. On a relative basis, the fund benefited from an underweight in the utilities sector. The sector has not performed as well as it did in 2005, and investors seemed to rotate away from utility stocks in pursuit of higher yields in fixed income investments. (The current rising interest rate environment makes utility stock yields less attractive relative to certain fixed income investments.) Elsewhere, the fund was well positioned within the consumer discretionary sector. Select holdings in the retail and media industries combined with minimal exposure to the weak performing auto and apparel industries added to relative gains during the period.

The fund's fixed income portfolio focused on higher-quality securities. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The fund benefited from strong security selection among corporate issues. The fund's investments in convertible securities made gains in the energy and information technology sectors. However, selected health care stocks combined with a sector overweight had negative impact.

During the period, we slightly increased the fund's stock exposure. As of the end of the reporting period, the fund held 69.2 percent in stocks, 18.9 percent in bonds and 11.9 percent in convertible securities.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP 10 HOLDINGS AS OF 6/30/06
J.P. Morgan Chase & Co.                                           2.1%
Bayer AG--ADR (Germany)                                           1.9
Citigroup, Inc.                                                   1.8
General Electric Co.                                              1.6
Bristol-Myers Squibb Co.                                          1.5
Merrill Lynch & Co., Inc.                                         1.4
Time Warner, Inc.                                                 1.4
Roche Holdings AG--ADR (Switzerland)                              1.4
Sprint Nextel Corp.                                               1.3
Eli Lilly & Co.                                                   1.3

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/06
Pharmaceuticals                                                  11.0%
U.S. Government Agency Obligations                               10.8
Other Diversified Financial Services                              5.0
Integrated Oil & Gas                                              4.5
Integrated Telecommunication Services                             3.9
Property & Casualty                                               3.5
Movies & Entertainment                                            3.3
Investment Banking & Brokerage                                    2.9
Thrifts & Mortgage Finance                                        2.9
Electric Utilities                                                2.7
Diversified Chemicals                                             2.7
Industrial Conglomerates                                          2.5
Asset Backed Securities                                           2.4
Broadcasting & Cable TV                                           2.1
Packaged Foods & Meats                                            2.0
Brokerage                                                         1.7
Communications Equipment                                          1.6
Biotechnology                                                     1.5
Systems Software                                                  1.4
Aerospace & Defense                                               1.3
Regional Banks                                                    1.2
Insurance Brokers                                                 1.2
Semiconductors                                                    1.2
Oil & Gas Equipment & Services                                    1.0
Soft Drinks                                                       0.9
Hypermarkets & Super Centers                                      0.9
Gold                                                              0.9
Health Care Equipment                                             0.7
Managed Health Care                                               0.7
Electric                                                          0.7
Banking                                                           0.7
Household Products                                                0.7
Life & Health Insurance                                           0.7
Tobacco                                                           0.7
Asset Management & Custody Banks                                  0.6
Multi-line Insurance                                              0.6
Automobile Manufacturers                                          0.6
Diversified Manufacturing                                         0.6
Food/Beverage                                                     0.5
Health Care Services                                              0.5

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/06
                                       (continued from previous page)
Distillers & Vintners                                             0.5
Internet Retail                                                   0.5
Industrial Machinery                                              0.5
Oil & Gas Storage & Transportation                                0.4
Specialty Stores                                                  0.4
Technology                                                        0.4
Noncaptive-Consumer Finance                                       0.4
Airlines                                                          0.4
Consumer Products                                                 0.3
Department Stores                                                 0.3
Oil & Gas Refining & Marketing                                    0.3
Electronic Equipment Manufacturers                                0.3
Wireline Communications                                           0.3
Restaurants                                                       0.3
Semiconductor Equipment                                           0.3
Financial                                                         0.3
Chemicals                                                         0.3
Media-Noncable                                                    0.3
Housewares & Specialties                                          0.3
Casinos & Gaming                                                  0.2
Supermarkets                                                      0.2
Noncaptive-Diversified Finance                                    0.2
Life Insurance                                                    0.2
Computer Hardware                                                 0.2
Health Care Facilities                                            0.1
Railroads                                                         0.1
Health Care Distributors                                          0.1
Industrial                                                        0.1
Healthcare                                                        0.1
Natural Gas Pipelines                                             0.1
Gaming                                                            0.1
Media-Cable                                                       0.1
Advertising                                                       0.1
Application Software                                              0.1
Retail                                                            0.1
Construction Machinery                                            0.1
Other Utilities                                                   0.1
Integrated Energy                                                 0.0*
Sovereigns                                                        0.0*
Natural Gas Distributors                                          0.0*
Specialized Consumer Services                                     0.0*
Real Estate Investment Trusts                                     0.0*
Lodging                                                           0.0*
Automotive                                                        0.0*
Textiles                                                          0.0*
Transportation Services                                           0.0*
Paper                                                             0.0*

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/06
                                       (continued from previous page)
Environmental & Facilities Services                               0.0*
Oil Field Services                                                0.0*
                                                                -----
Total Long-Term Investments                                      94.4%
Short-Term Investments                                            5.7
Liabilities in Excess of Other Assets                            -0.1
                                                                -----
Net Assets                                                      100.0%

*   Amounts are less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and 2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/01/06 - 6/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   1/1/06           6/30/06       1/1/06-6/30/06
Class A
  Actual......................................    $1,000.00        $1,022.65          $3.91
  Hypothetical................................     1,000.00         1,020.89           3.91
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,017.95           7.66
  Hypothetical................................     1,000.00         1,017.19           7.65
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,019.04           7.66
  Hypothetical................................     1,000.00         1,017.19           7.65
  (5% annual return before expenses)
Class R
  Actual......................................     1,000.00         1,020.11           5.16
  Hypothetical................................     1,000.00         1,019.69           5.16
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,022.77           2.66
  Hypothetical................................     1,000.00         1,022.19           2.66
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, 1.53%, 1.53%, 1.03%, and 0.53% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS  60.9%
AEROSPACE & DEFENSE  1.3%
Northrop Grumman Corp. .....................................   1,649,500   $  105,666,970
Raytheon Co. ...............................................   2,354,300      104,931,151
                                                                           --------------
                                                                              210,598,121
                                                                           --------------
ASSET MANAGEMENT & CUSTODY BANKS  0.6%
State Street Corp. .........................................   1,807,400      104,991,866
                                                                           --------------

AUTOMOBILE MANUFACTURERS  0.6%
Honda Motor Co., Ltd.--ADR (Japan)..........................   3,069,000       97,655,580
                                                                           --------------

BIOTECHNOLOGY  0.3%
Applera Corp. ..............................................   1,469,870       47,550,294
                                                                           --------------

BROADCASTING & CABLE TV  1.7%
Clear Channel Communications, Inc. .........................   6,851,400      212,050,830
Comcast Corp., Class A (a)..................................   1,906,200       62,408,988
                                                                           --------------
                                                                              274,459,818
                                                                           --------------
COMMUNICATIONS EQUIPMENT  0.3%
Motorola, Inc. .............................................   2,658,900       53,576,835
                                                                           --------------

COMPUTER HARDWARE  0.2%
Hewlett-Packard Co. ........................................   1,018,200       32,256,576
                                                                           --------------

DEPARTMENT STORES  0.3%
Kohl's Corp. (a)............................................     931,100       55,046,632
                                                                           --------------

DISTILLERS & VINTNERS  0.5%
Diageo PLC--ADR (United Kingdom)............................   1,252,400       84,599,620
                                                                           --------------

DIVERSIFIED CHEMICALS  2.7%
Bayer AG--ADR (Germany).....................................   6,828,100      313,478,071
Du Pont (E.I.) de Nemours & Co. ............................   3,095,600      128,776,960
                                                                           --------------
                                                                              442,255,031
                                                                           --------------
ELECTRIC UTILITIES  2.1%
American Electric Power Co., Inc. ..........................   2,627,700       89,998,725
Entergy Corp. ..............................................   2,095,400      148,249,550
FirstEnergy Corp. ..........................................   2,113,200      114,556,572
                                                                           --------------
                                                                              352,804,847
                                                                           --------------
GOLD  0.9%
Newmont Mining Corp. .......................................   2,683,700      142,048,241
                                                                           --------------

HEALTH CARE DISTRIBUTORS  0.1%
McKesson Corp. .............................................     469,630       22,204,106
                                                                           --------------

HEALTH CARE EQUIPMENT  0.4%
Baxter International, Inc. .................................   1,686,223       61,985,557
                                                                           --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS  0.7%
Procter & Gamble Co. .......................................   1,988,900   $  110,582,840
                                                                           --------------

HYPERMARKETS & SUPER CENTERS  0.9%
Wal-Mart Stores, Inc. ......................................   3,074,100      148,079,397
                                                                           --------------

INDUSTRIAL CONGLOMERATES  2.5%
General Electric Co. .......................................   7,835,200      258,248,192
Siemens AG--ADR (Germany)...................................   1,815,300      157,604,346
                                                                           --------------
                                                                              415,852,538
                                                                           --------------
INDUSTRIAL MACHINERY  0.5%
Ingersoll-Rand Co., Class A (Bermuda).......................   1,820,520       77,881,846
                                                                           --------------

INSURANCE BROKERS  1.2%
Marsh & McLennan Co., Inc. .................................   7,147,500      192,196,275
                                                                           --------------

INTEGRATED OIL & GAS  3.8%
BP PLC--ADR (United Kingdom)................................   2,243,700      156,183,957
ConocoPhillips..............................................   3,247,400      212,802,122
Exxon Mobil Corp. ..........................................   1,073,500       65,859,225
Marathon Oil Corp. .........................................     410,500       34,194,650
Royal Dutch Shell PLC--ADR (United Kingdom).................   2,489,900      166,773,502
                                                                           --------------
                                                                              635,813,456
                                                                           --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.6%
Embarq Corp. ...............................................   1,370,043       56,158,063
France Telecom--ADR (France)................................   4,487,400       98,094,564
Sprint Nextel Corp. ........................................  10,972,869      219,347,651
Verizon Communications, Inc. ...............................   6,509,112      217,990,161
                                                                           --------------
                                                                              591,590,439
                                                                           --------------
INVESTMENT BANKING & BROKERAGE  2.7%
Charles Schwab Corp. .......................................   9,282,740      148,338,185
Goldman Sachs Group, Inc. ..................................     450,000       67,693,500
Merrill Lynch & Co., Inc. ..................................   3,349,500      232,991,220
                                                                           --------------
                                                                              449,022,905
                                                                           --------------
LIFE & HEALTH INSURANCE  0.4%
Aegon NV--ADR (Netherlands).................................   2,464,200       42,063,894
Unumprovident Corp. ........................................   1,185,978       21,501,781
                                                                           --------------
                                                                               63,565,675
                                                                           --------------
MANAGED HEALTH CARE  0.4%
Cigna Corp. ................................................     700,000       68,957,000
                                                                           --------------

MOVIES & ENTERTAINMENT  3.3%
Time Warner, Inc. ..........................................  13,382,000      231,508,600
Viacom, Inc., Class B (a)...................................   3,507,100      125,694,464
Walt Disney Co. ............................................   6,018,400      180,552,000
                                                                           --------------
                                                                              537,755,064
                                                                           --------------
MULTI-LINE INSURANCE  0.6%
Hartford Financial Services Group, Inc. ....................   1,182,000       99,997,200
                                                                           --------------

See Notes to Financial Statements                                             15

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES  0.8%
Schlumberger Ltd. (Netherlands Antilles)....................   2,167,700   $  141,138,947
                                                                           --------------

OIL & GAS STORAGE & TRANSPORTATION  0.4%
Williams Cos., Inc. ........................................   3,000,000       70,080,000
                                                                           --------------

OTHER DIVERSIFIED FINANCIAL SERVICES  5.0%
Bank of America Corp. ......................................   3,571,295      171,779,290
Citigroup, Inc. ............................................   6,204,600      299,309,904
J.P. Morgan Chase & Co. ....................................   8,300,045      348,601,890
                                                                           --------------
                                                                              819,691,084
                                                                           --------------
PACKAGED FOODS & MEATS  2.0%
Cadbury Schweppes PLC--ADR (United Kingdom).................   2,871,519      111,472,368
Conagra Foods, Inc. ........................................   1,212,400       26,806,164
Unilever NV--ADR (Netherlands)..............................   8,831,000      199,139,050
                                                                           --------------
                                                                              337,417,582
                                                                           --------------
PHARMACEUTICALS  9.7%
Abbott Laboratories.........................................   4,888,030      213,166,988
Bristol-Myers Squibb Co. ...................................   9,603,100      248,336,166
Eli Lilly & Co. ............................................   3,946,300      218,112,001
GlaxoSmithKline PLC--ADR (United Kingdom)...................   1,974,000      110,149,200
Pfizer, Inc. ...............................................   6,148,700      144,309,989
Roche Holdings AG--ADR (Switzerland)........................   2,727,300      224,974,432
Sanofi Aventis--ADR (France)................................   1,858,900       90,678,629
Schering-Plough Corp. ......................................  10,918,200      207,773,346
Wyeth, Inc. ................................................   3,265,950      145,040,840
                                                                           --------------
                                                                            1,602,541,591
                                                                           --------------
PROPERTY & CASUALTY INSURANCE  2.9%
ACE, Ltd. (Cayman Islands)..................................     392,700       19,866,693
Chubb Corp. ................................................   3,345,116      166,921,288
St. Paul Travelers Cos., Inc. ..............................   4,490,949      200,206,506
XL Capital, Ltd., Class A (Cayman Islands)..................   1,389,200       85,157,960
                                                                           --------------
                                                                              472,152,447
                                                                           --------------
REGIONAL BANKS  1.2%
Fifth Third Bancorp.........................................   2,198,400       81,230,880
PNC Financial Services Group, Inc. .........................   1,742,900      122,299,293
                                                                           --------------
                                                                              203,530,173
                                                                           --------------
RESTAURANTS  0.3%
McDonald's Corp. ...........................................   1,466,890       49,287,504
                                                                           --------------

SEMICONDUCTORS  1.2%
Intel Corp. ................................................   5,476,900      103,787,255
Micron Technology, Inc. (a).................................   5,786,117       87,138,922
                                                                           --------------
                                                                              190,926,177
                                                                           --------------
SOFT DRINKS  0.9%
Coca-Cola Co. ..............................................   3,509,200      150,965,784
                                                                           --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
SPECIALIZED CONSUMER SERVICES  0.0%
H&R Block, Inc. ............................................     209,100   $    4,989,126
                                                                           --------------

SPECIALTY STORES  0.3%
Office Depot, Inc. (a)......................................   1,174,000       44,612,000
                                                                           --------------

SYSTEMS SOFTWARE  1.1%
Symantec Corp. (a)..........................................  11,467,600      178,206,504
                                                                           --------------

THRIFTS & MORTGAGE FINANCE  1.9%
Freddie Mac.................................................   3,542,300      201,946,523
MGIC Investment Corp. ......................................   1,015,000       65,975,000
PMI Group, Inc. ............................................     899,000       40,077,420
                                                                           --------------
                                                                              307,998,943
                                                                           --------------
TOBACCO  0.6%
Altria Group, Inc. .........................................   1,455,000      106,840,650
                                                                           --------------

TOTAL COMMON STOCKS  60.9%..............................................   10,053,706,271
                                                                           --------------

CONVERTIBLE PREFERRED STOCKS  4.4%
ADVERTISING  0.1%
Interpublic Group Cos., Inc., Ser A.........................      44,700        1,430,400
Interpublic Group Cos., Inc., Ser B (b).....................      13,700       11,610,750
                                                                           --------------
                                                                               13,041,150
                                                                           --------------
AIRLINES  0.1%
Continental Airlines Fin Trust II...........................     271,000        9,552,750
                                                                           --------------

COMMUNICATIONS EQUIPMENT  0.6%
Lucent Technologies Capital Trust I.........................     103,300      104,849,500
                                                                           --------------

HEALTH CARE FACILITIES  0.1%
Healthsouth Corp., Ser A (b)................................      27,000       23,706,000
                                                                           --------------

HEALTH CARE SERVICES  0.2%
Omnicare Capital Trust II...................................     399,800       25,211,388
                                                                           --------------

HOUSEWARES & SPECIALTIES  0.2%
Newell Financial Trust I....................................     925,000       41,046,875
                                                                           --------------

INTEGRATED OIL & GAS  0.7%
El Paso Energy Capital Trust I..............................     820,900       29,741,207
Hess Corp. .................................................     600,000       79,620,000
                                                                           --------------
                                                                              109,361,207
                                                                           --------------
INVESTMENT BANKING & BROKERAGE  0.2%
Lazard, Ltd. (Bermuda)......................................   1,014,800       36,532,800
                                                                           --------------

LIFE & HEALTH INSURANCE  0.1%
Conseco, Inc. ..............................................     600,000       16,800,000
                                                                           --------------

See Notes to Financial Statements                                             17

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING  0.3%
El Paso Corp. ..............................................      42,000   $   54,290,250
                                                                           --------------

PHARMACEUTICALS  0.4%
Schering-Plough Corp. ......................................   1,189,000       60,193,125
                                                                           --------------

PROPERTY & CASUALTY INSURANCE  0.3%
Travelers Property Casualty Co. ............................     905,200       22,195,504
XL Capital, Ltd. (Cayman Islands)...........................     913,900       21,750,820
                                                                           --------------
                                                                               43,946,324
                                                                           --------------
SPECIALTY STORES  0.1%
United Rentals Trust I......................................     475,000       22,562,500
                                                                           --------------

THRIFTS & MORTGAGE FINANCE  1.0%
Federal National Mortgage Association.......................       1,177      109,315,794
Sovereign Capital Trust IV..................................   1,389,900       63,240,450
                                                                           --------------
                                                                              172,556,244
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS  4.4%................................      733,650,113
                                                                           --------------

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           CORPORATE BONDS 4.6%
           AEROSPACE & DEFENSE  0.0%
$  3,579   Raytheon Co. ................................ 4.500%   11/15/07   $     3,514,843
   1,473   Raytheon Co. ................................ 6.150    11/01/08         1,488,194
                                                                             ---------------
                                                                                   5,003,037
                                                                             ---------------
           AIRLINES  0.0%
   1,928   America West Airlines, Inc. ................. 7.100    04/02/21         1,987,485
   2,315   Southwest Airlines Co. ...................... 5.496    11/01/06         2,317,084
                                                                             ---------------
                                                                                   4,304,569
                                                                             ---------------
           AUTOMOTIVE  0.0%
   3,730   Daimler Chrysler NA Holding Corp. ........... 7.750    01/18/11         3,941,043
                                                                             ---------------

           BANKING  0.7%
   8,940   Bank of America Corp. ....................... 3.375    02/17/09         8,476,211
   1,525   Bank of New York Co., Inc. .................. 3.800    02/01/08         1,484,525
   1,270   Bank of New York Co., Inc. .................. 5.200    07/01/07         1,263,453
     505   Bank One Corp. .............................. 6.000    02/17/09           509,053
   5,000   Citigroup, Inc. ............................. 6.500    01/18/11         5,160,160
   3,250   Huntington National Bank..................... 4.375    01/15/10         3,122,223
     790   J.P. Morgan Chase & Co. ..................... 6.000    02/15/09           795,188
   5,480   J.P. Morgan Chase & Co. ..................... 6.750    02/01/11         5,701,425
     961   J.P. Morgan Chase & Co. ..................... 7.000    11/15/09           996,899
  10,385   Marshall & Ilsey Bank........................ 3.800    02/08/08        10,090,492
   8,790   MBNA Corp. (Floating Rate Coupon)............ 5.580    05/05/08         8,857,938

 18                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           BANKING (CONTINUED)
$  4,630   Popular North America, Inc. ................. 5.650%   04/15/09   $     4,595,544
     675   Sovereign Bank............................... 4.000    02/01/08           657,671
  12,530   USB Capital IX............................... 6.189    03/29/49        12,265,417
  38,200   Wachovia Capital Trust III................... 5.800    08/29/49        37,106,792
   2,540   Washington Mutual Bank FA.................... 5.500    01/15/13         2,468,753
   8,730   Washington Mutual, Inc. ..................... 8.250    04/01/10         9,368,442
                                                                             ---------------
                                                                                 112,920,186
                                                                             ---------------
           BROKERAGE  0.4%
  46,000   Goldman Sachs Group, Inc. ................... 0.250    08/30/08        47,420,020
   3,925   Goldman Sachs Group, Inc. ................... 5.250    10/15/13         3,766,446
   7,432   World Financial Properties (b)............... 6.910    09/01/13         7,670,870
   3,368   World Financial Properties (b)............... 6.950    09/01/13         3,480,424
                                                                             ---------------
                                                                                  62,337,760
                                                                             ---------------
           CHEMICALS  0.1%
   2,405   ICI Wilmington, Inc. ........................ 4.375    12/01/08         2,322,282
   9,700   Sealed Air Corp. (b)......................... 5.625    07/15/13         9,255,594
                                                                             ---------------
                                                                                  11,577,876
                                                                             ---------------
           CONSTRUCTION MACHINERY  0.1%
   8,555   Caterpillar Financial Services Corp. ........ 3.625    11/15/07         8,330,055
                                                                             ---------------

           CONSUMER PRODUCTS  0.0%
   7,220   Clorox Co. (Floating Rate Coupon)............ 5.444    12/14/07         7,231,003
                                                                             ---------------

           DIVERSIFIED MANUFACTURING  0.2%
   6,050   Brascan Corp. (Canada)....................... 7.125    06/15/12         6,381,352
     775   Brascan Corp. (Canada)....................... 8.125    12/15/08           814,157
   2,785   Cooper Industries, Inc. ..................... 5.250    07/01/07         2,760,475
   6,140   Cooper US Industries, Inc. .................. 5.250    11/15/12         5,945,423
   3,510   Textron Financial Corp. ..................... 4.125    03/03/08         3,421,064
   9,030   Textron Financial Corp. ..................... 5.125    02/03/11         8,804,385
   4,860   United Technologies Corp. ................... 4.375    05/01/10         4,657,173
                                                                             ---------------
                                                                                  32,784,029
                                                                             ---------------
           ELECTRIC  0.5%
   7,585   Ameren Corp. ................................ 4.263    05/15/07         7,485,545
   8,235   Arizona Public Service Co. .................. 5.800    06/30/14         7,972,625
   1,830   Arizona Public Service Co. .................. 6.750    11/15/06         1,835,825
   7,100   Carolina Power & Light Co. .................. 5.125    09/15/13         6,783,049
   7,560   CC Funding Trust I........................... 6.900    02/16/07         7,603,546
   4,855   Cincinnati Gas & Electric Co. ............... 5.700    09/15/12         4,764,406
   3,185   Detroit Edison Co. .......................... 6.125    10/01/10         3,212,942
   4,205   Duquesne Light Co., Ser O.................... 6.700    04/15/12         4,357,978
   1,825   Duquesne Light Co., Ser Q.................... 5.700    05/15/14         1,783,801
   3,630   Entergy Gulf States, Inc. ................... 3.600    06/01/08         3,469,456
   3,340   Entergy Gulf States, Inc. (Floating Rate
           Coupon)...................................... 5.631    12/01/09         3,307,873

See Notes to Financial Statements                                             19

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           ELECTRIC (CONTINUED)
$  1,330   Indianapolis Power & Light Co. (b)........... 6.300%   07/01/13   $     1,337,133
   4,500   Nisource Finance Corp. (Floating Rate
           Coupon)...................................... 5.764    11/23/09         4,509,040
   7,405   Ohio Power Co., Ser K........................ 6.000    06/01/16         7,315,451
   3,125   Pacific Gas & Electric Co. .................. 6.050    03/01/34         2,958,997
   1,255   Public Service Electric & Gas................ 5.000    01/01/13         1,199,785
   5,045   Wisconsin Electric Power..................... 3.500    12/01/07         4,899,951
                                                                             ---------------
                                                                                  74,797,403
                                                                             ---------------
           ENVIRONMENTAL & FACILITIES SERVICES  0.0%
   1,855   Waste Management, Inc. ...................... 7.375    08/01/10         1,958,420
                                                                             ---------------

           FOOD/BEVERAGE  0.2%
   2,385   Conagra Foods, Inc. ......................... 7.000    10/01/28         2,432,054
   4,230   Conagra Foods, Inc. ......................... 8.250    09/15/30         4,888,247
   7,925   FBG Finance (Australia) (b).................. 5.125    06/15/15         7,273,066
   7,750   Miller Brewing Co. (b)....................... 4.250    08/15/08         7,528,210
   3,165   YUM! Brands, Inc. ........................... 8.875    04/15/11         3,528,456
                                                                             ---------------
                                                                                  25,650,033
                                                                             ---------------
           GAMING  0.1%
  12,190   Harrahs Operating Co., Inc. ................. 5.625    06/01/15        11,294,047
   3,700   Harrahs Operating Co., Inc. ................. 6.500    06/01/16         3,611,692
                                                                             ---------------
                                                                                  14,905,739
                                                                             ---------------
           HEALTHCARE  0.0%
   3,260   Wellpoint, Inc. ............................. 3.750    12/14/07         3,168,691
   2,265   Wellpoint, Inc. ............................. 4.250    12/15/09         2,162,110
                                                                             ---------------
                                                                                   5,330,801
                                                                             ---------------
           INTEGRATED ENERGY  0.1%
     700   Consumers Energy Co., Ser F.................. 4.000    05/15/10           652,255
   1,455   Consumers Energy Co., Ser H.................. 4.800    02/17/09         1,415,772
   5,000   Niagara Mohawk Power Corp., Ser G............ 7.750    10/01/08         5,205,735
                                                                             ---------------
                                                                                   7,273,762
                                                                             ---------------
           LIFE INSURANCE  0.2%
   5,000   American General Corp. ...................... 7.500    08/11/10         5,314,200
   3,335   AXA Financial, Inc. ......................... 6.500    04/01/08         3,367,513
   1,145   John Hancock Financial Services, Inc. ....... 5.625    12/01/08         1,147,004
     730   John Hancock Global Funding II (b)........... 7.900    07/02/10           793,176
   3,155   Nationwide Financial Services, Inc. ......... 6.250    11/15/11         3,208,925
   4,865   Platinum Underwriters Fin, Ser B............. 7.500    06/01/17         4,781,268
   4,980   Platinum Underwriters Fin, Ser G (Bermuda)... 6.371    11/16/07         4,934,040
  10,335   Xlliac Global Funding (b).................... 4.800    08/10/10         9,934,880
                                                                             ---------------
                                                                                  33,481,006
                                                                             ---------------
           LODGING  0.0%
   4,080   Hyatt Equities LLC (b)....................... 6.875    06/15/07         4,105,153
                                                                             ---------------

 20                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           MEDIA-CABLE  0.1%
$  3,525   Comcast Cable Communications, Inc. .......... 6.750%   01/30/11   $     3,641,099
  10,000   Cox Communications, Inc. .................... 7.250    11/15/15        10,401,300
     750   TCI Communications, Inc. .................... 7.875    02/15/26           809,686
                                                                             ---------------
                                                                                  14,852,085
                                                                             ---------------
           MEDIA-NONCABLE  0.1%
   1,340   News America, Inc. .......................... 6.400    12/15/35         1,243,285
     895   News America, Inc. .......................... 7.300    04/30/28           910,060
   5,000   News America, Inc. .......................... 7.625    11/30/28         5,308,050
   7,625   Viacom, Inc. (b)............................. 6.875    04/30/36         7,381,351
   4,750   WPP Finance Corp. (United Kingdom)........... 5.875    06/15/14         4,609,770
                                                                             ---------------
                                                                                  19,452,516
                                                                             ---------------
           NATURAL GAS DISTRIBUTORS  0.0%
   5,095   Sempra Energy................................ 4.621    05/17/07         5,046,414
                                                                             ---------------

           NATURAL GAS PIPELINES  0.1%
   4,600   Consolidated Natural Gas Co. ................ 5.000    12/01/14         4,238,435
   6,380   Consolidated Natural Gas Co., Ser C.......... 6.250    11/01/11         6,449,606
   2,410   Kinder Morgan Energy Partners................ 5.125    11/15/14         2,203,767
   3,725   Texas Eastern Transmission Corp. ............ 7.000    07/15/32         3,993,975
                                                                             ---------------
                                                                                  16,885,783
                                                                             ---------------
           NONCAPTIVE-CONSUMER FINANCE  0.4%
   4,950   American General Finance Corp. .............. 4.625    05/15/09         4,808,895
   6,000   American General Finance Corp. .............. 4.625    09/01/10         5,750,730
  10,190   Countrywide Home Loans, Inc. ................ 3.250    05/21/08         9,754,011
   2,385   Household Finance Corp. ..................... 4.125    12/15/08         2,306,226
   2,900   Household Finance Corp. ..................... 4.125    11/16/09         2,762,250
   1,340   Household Finance Corp. ..................... 5.875    02/01/09         1,349,033
   5,305   Household Finance Corp. ..................... 6.375    10/15/11         5,427,418
   3,285   Household Finance Corp. ..................... 6.400    06/17/08         3,330,205
   5,940   Household Finance Corp. ..................... 6.750    05/15/11         6,168,167
     690   Household Finance Corp. ..................... 8.000    07/15/10           744,459
   7,435   Residential Cap Corp. ....................... 6.375    06/30/10         7,340,167
   8,795   SLM Corp. ................................... 4.000    01/15/10         8,312,603
   5,340   SLM Corp. ................................... 5.000    10/01/13         5,039,972
                                                                             ---------------
                                                                                  63,094,136
                                                                             ---------------
           NONCAPTIVE-DIVERSIFIED FINANCE  0.2%
   2,585   CIT Group, Inc. ............................. 2.875    09/29/06         2,569,570
   4,015   CIT Group, Inc. ............................. 4.750    08/15/08         3,940,401
   1,805   CIT Group, Inc. ............................. 7.375    04/02/07         1,827,810
   2,925   General Electric Capital Corp. .............. 4.250    12/01/10         2,771,979
   2,420   General Electric Capital Corp. .............. 4.750    09/15/14         2,264,924
   4,750   General Electric Capital Corp. .............. 5.875    02/15/12         4,780,846
   5,600   General Electric Capital Corp. .............. 6.750    03/15/32         5,996,368

See Notes to Financial Statements                                             21

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           NONCAPTIVE-DIVERSIFIED FINANCE (CONTINUED)
$  1,300   International Lease Finance Corp. ........... 3.750%   08/01/07   $     1,273,020
  10,165   Nationwide Building Society (United Kingdom)
           (b).......................................... 4.250    02/01/10         9,686,147
                                                                             ---------------
                                                                                  35,111,065
                                                                             ---------------
           OIL FIELD SERVICES  0.0%
   1,030   Panhandle Eastern Pipe Line Co., Ser B....... 2.750    03/15/07         1,008,220
                                                                             ---------------

           OTHER UTILITIES  0.1%
   7,525   Plains All American Pipeline (b)............. 6.700    05/15/36         7,357,945
                                                                             ---------------

           PAPER  0.0%
   2,910   Sappi Papier Holdings AG (Austria) (b)....... 6.750    06/15/12         2,725,567
                                                                             ---------------

           PROPERTY & CASUALTY INSURANCE  0.4%
  18,540   AIG Sunamerica Global Financial (b).......... 6.300    05/10/11        18,964,158
   8,895   Farmers Exchange Capital (b)................. 7.050    07/15/28         8,534,495
   2,790   Farmers Insurance Exchange Surplus (b)....... 8.625    05/01/24         3,102,938
     700   Hartford Financial Services Group, Inc. ..... 7.900    06/15/10           752,084
   6,330   Mantis Reef, Ltd. (Australia) (b)............ 4.692    11/14/08         6,138,726
  12,855   Marsh & McLennan Cos., Inc. ................. 5.375    07/15/14        11,988,084
   8,435   St. Paul Travelers Cos., Inc. ............... 5.010    08/16/07         8,340,950
   5,240   Two Rock Pass Through Trust (Floating Rate
           Coupon) (Bermuda) (b)........................ 6.102    02/11/49         5,163,601
                                                                             ---------------
                                                                                  62,985,036
                                                                             ---------------
           RAILROADS  0.1%
   2,393   Burlington North Santa Fe.................... 4.575    01/15/21         2,237,873
   5,760   Burlington North Santa Fe.................... 6.125    03/15/09         5,826,010
   5,000   CSX Corp. ................................... 6.750    03/15/11         5,193,155
   2,410   Norfolk Southern Corp. ...................... 7.350    05/15/07         2,442,292
   2,285   Union Pacific Corp. ......................... 6.625    02/01/08         2,315,793
   5,000   Union Pacific Corp. ......................... 6.700    12/01/06         5,019,020
                                                                             ---------------
                                                                                  23,034,143
                                                                             ---------------
           REAL ESTATE MANAGEMENT & DEVELOPMENT  0.0%
   3,920   EOP Operating LP............................. 7.875    07/15/31         4,314,854
                                                                             ---------------

           RETAIL  0.1%
   2,890   Federated Department Stores, Inc. ........... 6.300    04/01/09         2,924,342
   4,000   Federated Department Stores, Inc. ........... 6.625    09/01/08         4,065,928
   4,430   Limited Brands, Inc. ........................ 6.950    03/01/33         4,235,953
                                                                             ---------------
                                                                                  11,226,223
                                                                             ---------------
           SUPERMARKETS  0.0%
   3,700   Kroger Co. .................................. 7.250    06/01/09         3,832,575
   1,925   Kroger Co. .................................. 7.450    03/01/08         1,973,004
                                                                             ---------------
                                                                                   5,805,579
                                                                             ---------------

 22                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           TECHNOLOGY  0.1%
$  4,955   Hewlett Packard Co. (Floating Rate Coupon)... 5.339%   05/22/09   $     4,959,093
   4,720   LG Electronics, Inc. (Republic of Korea)
           (b).......................................... 5.000    06/17/10         4,483,065
                                                                             ---------------
                                                                                   9,442,158
                                                                             ---------------
           TEXTILES  0.0%
   3,690   Mohawk Industries, Inc., Ser D............... 7.200    04/15/12         3,807,368
                                                                             ---------------

           TRANSPORTATION SERVICES  0.0%
   3,000   FedEx Corp. ................................. 2.650    04/01/07         2,929,869
                                                                             ---------------

           WIRELINE COMMUNICATIONS  0.3%
     253   AT&T Corp. .................................. 7.300    11/15/11           268,865
   4,570   Deutsche Telekom Intl Fin (Netherlands)...... 8.250    06/15/30         5,291,155
   8,280   France Telecom SA (France)................... 8.500    03/01/31         9,991,592
   4,700   SBC Communications, Inc. .................... 6.150    09/15/34         4,327,158
     910   Sprint Capital Corp. ........................ 8.375    03/15/12         1,006,605
   2,310   Sprint Capital Corp. ........................ 8.750    03/15/32         2,793,580
   1,025   Telecom Italia Capital (Luxembourg).......... 4.000    11/15/08           983,814
  10,060   Telecom Italia Capital (Luxembourg).......... 4.000    01/15/10         9,421,482
   4,275   Telefonica Europe (Netherlands).............. 8.250    09/15/30         4,841,899
   3,000   Verizon Communications, Inc. ................ 7.510    04/01/09         3,119,541
     365   Verizon New England, Inc. ................... 6.500    09/15/11           365,511
   7,125   Vodafone Group PLC (Floating Rate Coupon)
           (United Kingdom)............................. 5.590    12/28/07         7,126,396
                                                                             ---------------
                                                                                  49,537,598
                                                                             ---------------
TOTAL CORPORATE BONDS  4.6%...............................................       756,728,684
                                                                             ---------------

           CONVERTIBLE CORPORATE OBLIGATIONS  11.3%
           AIRLINES  0.3%
  15,405   AMR Corp. (Convertible into 887,482 common
           shares)...................................... 4.250    09/23/23        24,744,281
  20,000   Continental Airlines, Inc. (Convertible into
           500,000 common shares)....................... 4.500    02/01/07        19,850,000
                                                                             ---------------
                                                                                  44,594,281
                                                                             ---------------
           APPLICATION SOFTWARE  0.1%
  11,729   Red Hat, Inc., Ser B (Convertible into
           458,314 common shares)....................... 0.500    01/15/24        12,769,949
                                                                             ---------------

           BIOTECHNOLOGY  1.2%
  72,500   Amgen, Inc. (Convertible into 912,152 common
           shares) (b).................................. 0.375    02/01/13        67,696,875
  27,304   Charles River Laboratories International
           (Convertible into 557,922 common shares)
           (b).......................................... 2.250    06/15/13        26,314,230

See Notes to Financial Statements                                             23

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           BIOTECHNOLOGY (CONTINUED)
$ 50,000   Medimmune, Inc. (Convertible into 733,355
           common shares)............................... 1.000%   07/15/23   $    50,125,000
  50,000   Medtronic, Inc., Ser B (Convertible into
           808,980 common shares)....................... 1.250    09/15/21        49,812,500
                                                                             ---------------
                                                                                 193,948,605
                                                                             ---------------
           BROADCASTING & CABLE TV  0.5%
  60,000   Echostar Communications Corp. (Convertible
           into 1,386,000 common shares)................ 5.750    05/15/08        59,100,000
  21,235   Sinclair Broadcast Group, Inc. (Convertible
           into 930,849 common shares).................. 6.000    09/15/12        18,474,450
                                                                             ---------------
                                                                                  77,574,450
                                                                             ---------------
           BROKERAGE  1.3%
  67,885   Goldman Sachs Group, Inc. (Convertible into
           554,614 common shares) (b)................... 2.000    06/29/13        67,535,392
  64,200   Goldman Sachs Group, Inc. (Convertible into
           565,641 common shares)....................... 2.000    02/02/12        64,757,898
  92,200   Lehman Brothers Holdings, Inc. (Convertible
           into 797,235 common shares).................. 1.500    03/23/12        84,630,380
                                                                             ---------------
                                                                                 216,923,670
                                                                             ---------------
           CASINOS & GAMING  0.2%
  49,000   International Game Technology (Convertible
           into 1,037,350 common shares)................   *      01/29/33        39,567,500
                                                                             ---------------

           CHEMICALS  0.2%
  35,800   Sealed Air Corp. (Convertible into 511,478
           common shares) (b)........................... 3.000    06/30/33        34,547,000
                                                                             ---------------

           COMMUNICATIONS EQUIPMENT  0.6%
  65,701   Qwest Communications International, Inc.
           (Convertible into 11,131,990 common
           shares)...................................... 3.500    11/15/25        99,865,520
                                                                             ---------------

           CONSUMER PRODUCTS  0.3%
  50,000   Eastman Kodak Co. (Convertible into 1,611,865
           common shares)............................... 3.375    10/15/33        48,687,500
                                                                             ---------------

           DIVERSIFIED MANUFACTURING  0.3%
  64,000   3M Co. (Convertible into 605,453 common
           shares) (LYON)...............................   *      11/21/32        58,080,000
                                                                             ---------------

           ELECTRIC  0.2%
  29,774   Reliant Resource, Inc. (Convertible into
           3,120,637 common shares) (b)................. 5.000    08/15/10        41,125,337
                                                                             ---------------

 24                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           ELECTRIC UTILITIES  0.6%
$  2,000   Centerpoint Energy, Inc. (Variable Rate
           Coupon) (Convertible into 48,927 Time Warner,
           Inc. common shares).......................... 2.000%   09/15/29   $    66,968,000
   9,768   PG & E Corp. (Convertible into 647,432 common
           shares)...................................... 9.500    06/30/10        27,899,850
                                                                             ---------------
                                                                                  94,867,850
                                                                             ---------------
           ELECTRONIC EQUIPMENT MANUFACTURERS  0.3%
  53,699   L-3 Communications Holdings, Inc.
           (Convertible into 524,859 common shares)
           (b).......................................... 3.000    08/01/35        52,625,020
                                                                             ---------------

           FINANCIAL  0.3%
  46,500   American Express (Convertible into 669,939
           common shares) (b) (c)....................... 1.850    12/01/33        47,836,875
                                                                             ---------------

           FOOD/BEVERAGE  0.4%
  86,000   General Mills, Inc. (Convertible into 303,386
           common shares)...............................   *      10/28/22        61,705,000
                                                                             ---------------

           HEALTH CARE EQUIPMENT  0.3%
  55,895   St Jude Medical, Inc. (Convertible into
           866,423 common shares)....................... 2.800    12/15/35        55,336,050
                                                                             ---------------

           HEALTH CARE SERVICES  0.4%
  66,278   Omnicare, Inc. (Convertible into 831,279
           common shares)............................... 3.250    12/15/35        60,395,828
                                                                             ---------------

           HEALTHCARE  0.1%
  14,000   Edwards Lifesciences Corp. (Convertible into
           256,129 common shares)....................... 3.875    05/15/33        14,210,000
                                                                             ---------------

           INDUSTRIAL  0.1%
  22,000   Allied Waste Industries, Inc. (Convertible
           into 1,076,847 common shares)................ 4.250    04/15/34        20,350,000
                                                                             ---------------

           INTEGRATED TELECOMMUNICATION SERVICES  0.3%
  13,650   Level 3 Communications, Inc. (Convertible
           into 2,500,000 common shares)................ 3.500    06/15/12        13,888,875
  36,200   Level 3 Communications, Inc. (Convertible
           into 5,041,784 common shares)................ 2.875    07/15/10        32,942,000
                                                                             ---------------
                                                                                  46,830,875
                                                                             ---------------
           INTERNET RETAIL  0.5%
  81,000   Amazon.com, Inc. (Convertible into 1,038,096
           common shares)............................... 4.750    02/01/09        78,063,750
                                                                             ---------------

See Notes to Financial Statements                                             25

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           LIFE & HEALTH INSURANCE  0.2%
$ 26,802   Conseco, Inc. (Convertible into 1,005,316
           common shares) (c)........................... 3.500%   09/30/35   $    28,611,135
                                                                             ---------------

           MANAGED HEALTH CARE  0.3%
   1,938   Manor Care, Inc. (Convertible into 43,309
           common shares) (c)........................... 2.125/
                                                         1.875    08/01/35         2,180,250
  40,103   Manor Care, Inc. (Convertible into 896,198
           common shares) (b) (c)....................... 2.125/
                                                         1.875    08/01/35        45,115,875
                                                                             ---------------
                                                                                  47,296,125
                                                                             ---------------
           MEDIA-NONCABLE  0.1%
     375   Tribune Co. (Convertible into 4,538 Time
           Warner, Inc. common shares).................. 2.000    05/15/29        26,149,275
                                                                             ---------------

           OIL & GAS EQUIPMENT & SERVICES  0.2%
  15,000   Halliburton Co. (Convertible into 796,749
           common shares)............................... 3.125    07/15/23        30,150,000
                                                                             ---------------

           PHARMACEUTICALS  0.9%
  54,800   Imclone Systems, Inc. (Convertible into
           578,759 common shares)....................... 1.375    05/15/24        49,183,000
  68,475   Teva Pharmaceutical Fin Co. (Convertible into
           1,335,769 common shares) (Israel)............ 1.750    02/01/26        62,740,219
   2,488   Valeant Pharmaceuticals International
           (Convertible into 78,704 common shares)
           (b).......................................... 4.000    11/15/13         2,164,560
  40,000   Watson Pharmaceuticals, Inc. (Convertible
           into 998,752 common shares).................. 1.750    03/15/23        35,300,000
                                                                             ---------------
                                                                                 149,387,779
                                                                             ---------------
           SEMICONDUCTOR EQUIPMENT  0.3%
  15,280   Intel Corp. (Convertible into 484,624 common
           shares)...................................... 2.950    12/15/35        12,930,700
  30,145   Intel Corp. (Convertible into 956,085 common
           shares) (b).................................. 2.950    12/15/35        25,510,206
   9,825   Teradyne, Inc. (Convertible into 377,884
           common shares)............................... 3.750    10/15/06         9,800,438
                                                                             ---------------
                                                                                  48,241,344
                                                                             ---------------
           SUPERMARKETS  0.2%
  89,640   Supervalu, Inc. (Convertible into 864,434
           common shares)...............................   *      11/02/31        30,029,400
                                                                             ---------------

 26                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           SYSTEMS SOFTWARE  0.3%
$ 45,255   Symantec Corp. (Convertible into 2,366,615
           common shares) (b)........................... 0.750%   06/15/11   $    44,349,900
   4,551   Symantec Corp. (Convertible into 237,995
           common shares) (b)........................... 1.000    06/15/13         4,437,225
                                                                             ---------------
                                                                                  48,787,125
                                                                             ---------------
           TECHNOLOGY  0.3%
  57,236   Nortel Networks Corp. (Convertible into
           5,723,600 common shares) (Canada)............ 4.250    09/01/08        54,231,110
                                                                             ---------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  11.3%............................     1,860,608,103
                                                                             ---------------

           GOVERNMENT OBLIGATIONS  10.8%
   5,525   United Mexican States (Mexico)............... 8.300    08/15/31         6,395,188
  10,000   United States Treasury Bonds................. 5.500    08/15/28        10,277,350
  69,400   United States Treasury Bonds................. 6.125    08/15/29        77,185,847
  15,000   United States Treasury Bonds................. 6.250    05/15/30        16,994,535
  96,750   United States Treasury Bonds................. 6.375    08/15/27       109,849,079
  75,000   United States Treasury Bonds................. 7.625    02/15/25        95,273,475
  39,000   United States Treasury Bonds................. 8.125    08/15/21        50,288,706
  23,665   United States Treasury Bonds................. 8.750    08/15/20        31,700,025
  28,000   United States Treasury Bonds................. 9.000    11/15/18        37,428,132
 180,000   United States Treasury Notes................. 2.750    08/15/07       175,176,720
 125,000   United States Treasury Notes................. 3.000    11/15/07       121,401,375
  55,000   United States Treasury Notes................. 3.625    07/15/09        52,720,525
 119,075   United States Treasury Notes................. 3.875    02/15/13       110,879,306
 102,000   United States Treasury Notes................. 4.000    09/30/07       100,509,882
 175,000   United States Treasury Notes................. 4.000    02/15/14       162,626,975
 215,000   United States Treasury Notes................. 4.500    02/28/11       209,709,065
 184,000   United States Treasury Notes................. 4.750    11/15/08       182,411,712
  72,340   United States Treasury Notes................. 5.750    08/15/10        74,140,036
  19,000   United States Treasury Notes................. 6.125    08/15/07        19,177,384
 133,000   United States Treasury Notes................. 6.500    02/15/10       139,000,694
                                                                             ---------------

TOTAL GOVERNMENT OBLIGATIONS  10.8%.......................................     1,783,146,011
                                                                             ---------------

           ASSET BACKED SECURITIES  2.4%
  14,500   Bank of America Securities Auto Trust........ 3.990    08/18/09        14,274,222
   4,170   BMW Vehicle Owner Trust...................... 2.670    03/25/08         4,140,145
  14,425   Capital Auto Receivables Asset Trust......... 4.050    07/15/09        14,217,788
  11,600   Caterpillar Financial Asset Trust............ 3.900    02/25/09        11,443,038
  19,250   Caterpillar Financial Asset Trust............ 5.570    05/25/10        19,248,210
   8,600   Chase Manhattan Auto Owner Trust............. 2.830    09/15/10         8,345,069
   4,341   CIT Equipment................................ 3.500    09/20/08         4,271,390
   8,525   CNH Equipment Trust.......................... 4.020    04/15/09         8,415,374
  20,075   CNH Equipment Trust.......................... 4.270    01/15/10        19,730,164
   9,144   Daimler Chrysler Auto Trust.................. 2.860    03/09/09         8,992,090

See Notes to Financial Statements                                             27

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY        VALUE
--------------------------------------------------------------------------------------------
           ASSET BACKED SECURITIES (CONTINUED)
$ 11,300   Daimler Chrysler Auto Trust.................. 4.040%   09/08/09   $    11,151,837
   8,800   Ford Credit Auto Owner Trust................. 4.170    01/15/09         8,714,555
  11,025   Ford Credit Auto Owner Trust................. 5.050    03/15/10        10,936,670
  15,000   GE Equipment Small Ticket LLC (b)............ 4.380    07/22/09        14,791,557
  16,750   GE Equipment Small Ticket LLC (b)............ 4.880    10/22/09        16,586,037
   8,800   Harley-Davidson Motorcycle Trust............. 3.560    02/15/12         8,628,863
  15,800   Harley-Davidson Motorcycle Trust............. 3.760    12/17/12        15,411,268
  10,000   Harley-Davidson Motorcycle Trust............. 4.070    02/15/12         9,707,342
  10,700   Hertz Vehicle Financing LLC (b).............. 4.930    02/25/10        10,519,304
   9,500   Honda Auto Receivables Owner Trust........... 3.060    10/21/09         9,271,166
  12,275   Honda Auto Receivables Owner Trust........... 3.870    04/20/09        12,064,616
   7,225   Honda Auto Receivables Owner Trust........... 3.930    01/15/09         7,132,084
  14,000   Honda Auto Receivables Owner Trust........... 4.800    10/19/09        13,866,609
   9,250   Hyundai Auto Receivables Trust............... 3.980    11/16/09         9,066,737
  13,500   MBNA Credit Card Master Note Trust........... 7.125    04/16/07        13,216,758
  15,500   Merrill Auto Trust Securitization............ 4.100    08/25/09        15,257,983
  17,400   Nissan Auto Receivables Owner Trust.......... 3.990    07/15/09        17,145,100
   9,900   TXU Electric Delivery Transition Bond Company
           LLC.......................................... 4.810    11/15/12         9,500,369
   2,822   USAA Auto Owner Trust........................ 3.030    06/16/08         2,801,291
   4,946   USAA Auto Owner Trust........................ 3.160    02/17/09         4,889,048
  15,950   USAA Auto Owner Trust........................ 3.580    02/15/11        15,599,239
  10,000   USAA Auto Owner Trust........................ 3.900    07/15/09         9,881,425
   7,600   Volkswagen Auto Lease Trust.................. 3.820    05/20/08         7,538,185
  17,700   Volkswagen Auto Loan Enhanced Trust.......... 4.800    07/20/09        17,551,285
   7,700   Wachovia Auto Owners Trust................... 4.060    09/21/09         7,590,653
   6,656   World Omni Auto Receivables Trust............ 3.290    11/12/08         6,599,151
                                                                             ---------------

TOTAL ASSET BACKED SECURITIES  2.4%.......................................       398,496,622
                                                                             ---------------

TOTAL LONG-TERM INVESTMENTS  94.4%
  (Cost $14,061,794,255)..................................................    15,586,335,804
                                                                             ---------------


SHORT-TERM INVESTMENTS  5.7%
REPURCHASE AGREEMENT  5.7%
State Street Bank & Trust Co. ($935,391,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.10%,
  dated 06/30/06, to be sold on 07/03/06 at $935,788,541)....................       935,391,000

 28                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                                          VALUE
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.0%
United States Treasury Bills ($3,500,000 par, yielding 4.266%, 07/13/06
  maturity) (d)..............................................................   $     3,495,030
                                                                                ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $938,886,030)........................................................       938,886,030
                                                                                ---------------

TOTAL INVESTMENTS  100.1%
  (Cost $15,000,680,285).....................................................    16,525,221,834
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)................................       (10,385,027)
                                                                                ---------------

NET ASSETS  100.0%...........................................................   $16,514,836,807
                                                                                ===============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ADR--American Depositary Receipt

    FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
10-Year U.S. Treasury Note -- September 2006
  (Current Notional Value of $104,859 per contract).........    3,683       $(1,579,994)
SHORT CONTRACTS:
5-Year U.S. Treasury Note -- September 2006 (Current
  Notional Value of $103,406 per contract)..................    1,467           611,146
2-Year U.S. Treasury Note -- September 2006 (Current
  Notional Value of $202,781 per contract)..................    2,508         1,796,981
U.S. Treasury Bond -- September 2006 (Current Notional Value
  of $106,656 per contract).................................       29            20,537
                                                                -----       -----------
                                                                7,687       $   848,670
                                                                =====       ===========

See Notes to Financial Statements                                             29

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $15,000,680,285)....................  $16,525,221,834
Cash........................................................              843
Receivables:
  Interest..................................................       47,053,701
  Fund Shares Sold..........................................       38,167,635
  Investments Sold..........................................       13,874,168
  Dividends.................................................       13,208,981
  Variation Margin on Futures...............................          910,500
Other.......................................................          334,596
                                                              ---------------
    Total Assets............................................   16,638,772,258
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       60,130,430
  Fund Shares Repurchased...................................       47,332,931
  Distributor and Affiliates................................        9,730,184
  Investment Advisory Fee...................................        4,740,003
Accrued Expenses............................................        1,518,174
Trustees' Deferred Compensation and Retirement Plans........          483,729
                                                              ---------------
    Total Liabilities.......................................      123,935,451
                                                              ---------------
NET ASSETS..................................................  $16,514,836,807
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,686,877,147
Net Unrealized Appreciation.................................    1,525,390,219
Accumulated Net Realized Gain...............................      315,318,164
Accumulated Undistributed Net Investment Income.............      (12,748,723)
                                                              ---------------
NET ASSETS..................................................  $16,514,836,807
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $11,114,933,239 and 1,286,231,787 shares
    of beneficial interest issued and outstanding)..........  $          8.64
    Maximum sales charge (5.75%* of offering price).........              .53
                                                              ---------------
    Maximum offering price to public........................  $          9.17
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,134,254,079 and 368,626,837 shares of
    beneficial interest issued and outstanding).............  $          8.50
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,060,985,221 and 241,380,979 shares of
    beneficial interest issued and outstanding).............  $          8.54
                                                              ===============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $118,102,661 and 13,614,279 shares of
    beneficial interest issued and outstanding).............  $          8.67
                                                              ===============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $86,561,607 and 10,016,083 shares of
    beneficial interest issued and outstanding).............  $          8.64
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

 30                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $4,528,487)...............................................  $  138,771,470
Interest....................................................     116,007,948
                                                              --------------
    Total Income............................................     254,779,418
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $13,589,811, $15,983,788, $10,180,997 and
  $284,516, respectively)...................................      40,039,112
Investment Advisory Fee.....................................      28,591,952
Shareholder Services........................................      11,091,664
Custody.....................................................         455,219
Legal.......................................................         194,383
Trustees' Fees and Related Expenses.........................         101,196
Other.......................................................       2,419,169
                                                              --------------
    Total Expenses..........................................      82,892,695
    Less Credits Earned on Cash Balances....................         277,738
                                                              --------------
    Net Expenses............................................      82,614,957
                                                              --------------
NET INVESTMENT INCOME.......................................  $  172,164,461
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  351,726,100
  Futures...................................................        (561,070)
  Foreign Currency Transactions.............................        (223,824)
                                                              --------------
Net Realized Gain...........................................     350,941,206
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,716,528,011
                                                              --------------
  End of the Period:
    Investments.............................................   1,524,541,549
    Futures.................................................         848,670
                                                              --------------
                                                               1,525,390,219
                                                              --------------
Net Unrealized Depreciation During the Period...............    (191,137,792)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  159,803,414
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  331,967,875
                                                              ==============

See Notes to Financial Statements                                             31

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2006      DECEMBER 31, 2005
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $   172,164,461      $   238,757,426
Net Realized Gain.....................................      350,941,206          833,228,411
Net Unrealized Depreciation During the Period.........     (191,137,792)          (9,905,363)
                                                        ---------------      ---------------
Change in Net Assets from Operations..................      331,967,875        1,062,080,474
                                                        ---------------      ---------------

Distributions from Net Investment Income:
  Class A Shares......................................     (124,090,991)        (187,712,995)
  Class B Shares......................................      (24,737,056)         (42,173,496)
  Class C Shares......................................      (15,812,908)         (23,765,791)
  Class R Shares......................................       (1,166,114)          (1,346,702)
  Class I Shares......................................         (898,225)            (398,790)
                                                        ---------------      ---------------
                                                           (166,705,294)        (255,397,774)
                                                        ---------------      ---------------

Distributions from Net Realized Gain:
  Class A Shares......................................     (168,307,497)        (460,292,576)
  Class B Shares......................................      (51,069,101)        (153,870,568)
  Class C Shares......................................      (32,289,234)         (89,494,065)
  Class R Shares......................................       (1,778,211)          (4,145,711)
  Class I Shares......................................         (995,699)          (2,015,607)
                                                        ---------------      ---------------
                                                           (254,439,742)        (709,818,527)
                                                        ---------------      ---------------
Total Distributions...................................     (421,145,036)        (965,216,301)
                                                        ---------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      (89,177,161)          96,864,173
                                                        ---------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    2,062,746,139        4,478,838,651
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      383,055,586          878,999,748
Cost of Shares Repurchased............................   (1,569,918,354)      (2,143,875,998)
                                                        ---------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      875,883,371        3,213,962,401
                                                        ---------------      ---------------
TOTAL INCREASE IN NET ASSETS..........................      786,706,210        3,310,826,574
NET ASSETS:
Beginning of the Period...............................   15,728,130,597       12,417,304,023
                                                        ---------------      ---------------
End of the Period (Including accumulated undistributed
  net investment income of $(12,748,723) and
  $(18,207,890), respectively)........................  $16,514,836,807      $15,728,130,597
                                                        ===============      ===============

 32                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                          SIX MONTHS
                             ENDED                        YEAR ENDED DECEMBER 31,
CLASS A SHARES             JUNE 30,      ---------------------------------------------------------
                             2006          2005         2004        2003        2002        2001
                          ------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF
  THE PERIOD............   $    8.68     $    8.62    $   7.90    $   6.62    $   7.46    $   8.07
                           ---------     ---------    --------    --------    --------    --------
  Net Investment
    Income..............         .10(a)        .17         .16         .15         .16         .20
  Net Realized and
    Unrealized
    Gain/Loss...........         .10           .49         .75        1.30        (.76)       (.40)
                           ---------     ---------    --------    --------    --------    --------
Total from Investment
  Operations............         .20           .66         .91        1.45        (.60)       (.20)
                           ---------     ---------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income...         .10           .18         .18         .17         .17         .20
  Distributions from Net
    Realized Gain.......         .14           .42         .01         -0-         .07         .21
                           ---------     ---------    --------    --------    --------    --------
Total Distributions.....         .24           .60         .19         .17         .24         .41
                           ---------     ---------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  THE PERIOD............   $    8.64     $    8.68    $   8.62    $   7.90    $   6.62    $   7.46
                           =========     =========    ========    ========    ========    ========

Total Return (b)........       2.27%*        7.81%      11.77%      22.16%      -8.32%      -2.23%
Net Assets at End of the
  Period (In
  millions).............   $11,114.9     $10,376.7    $7,737.1    $5,198.4    $2,851.6    $2,268.0
Ratio of Expenses to
  Average Net Assets....        .78%          .78%        .80%        .83%        .82%        .82%
Ratio of Net Investment
  Income to Average Net
  Assets................       2.37%         1.98%       1.97%       2.18%       2.34%       2.60%
Portfolio Turnover......         22%*          38%         42%         49%         53%         92%

*   Non-Annualized

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             33

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS
                              ENDED                       YEAR ENDED DECEMBER 31,
CLASS B SHARES              JUNE 30,      --------------------------------------------------------
                              2006          2005        2004        2003        2002        2001
                           -----------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $   8.55      $   8.49    $   7.79    $   6.53    $   7.36    $   7.97
                            --------      --------    --------    --------    --------    --------
  Net Investment Income..        .07(a)        .11         .10         .10         .11         .14
  Net Realized and
    Unrealized
    Gain/Loss............        .09           .49         .73        1.28        (.76)       (.40)
                            --------      --------    --------    --------    --------    --------
Total from Investment
  Operations.............        .16           .60         .83        1.38        (.65)       (.26)
                            --------      --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income....        .07           .12         .12         .12         .11         .14
  Distributions from Net
    Realized Gain........        .14           .42         .01         -0-         .07         .21
                            --------      --------    --------    --------    --------    --------
Total Distributions......        .21           .54         .13         .12         .18         .35
                            --------      --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  THE PERIOD.............   $   8.50      $   8.55    $   8.49    $   7.79    $   6.53    $   7.36
                            ========      ========    ========    ========    ========    ========

Total Return (b).........      1.80%*        7.15%      10.85%      21.31%      -9.02%      -3.02%
Net Assets at End of the
  Period (In millions)...   $3,134.3      $3,222.1    $3,076.3    $2,622.0    $1,749.6    $1,697.7
Ratio of Expenses to
  Average Net Assets.....      1.53%         1.53%       1.55%       1.59%       1.57%       1.58%
Ratio of Net Investment
  Income to Average Net
  Assets.................      1.61%         1.22%       1.21%       1.43%       1.57%       1.84%
Portfolio Turnover.......        22%*          38%         42%         49%         53%         92%

*   Non-Annualized

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                                ENDED                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                JUNE 30,      ----------------------------------------------------
                                2006          2005        2004        2003       2002      2001
                             -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $   8.58      $   8.52    $   7.82    $   6.55    $ 7.39    $ 7.99
                              --------      --------    --------    --------    ------    ------
  Net Investment Income....        .07(a)        .11         .10         .10       .11       .14
  Net Realized and
    Unrealized Gain/Loss...        .10           .49         .73        1.29      (.77)     (.39)
                              --------      --------    --------    --------    ------    ------
Total from Investment
  Operations...............        .17           .60         .83        1.39      (.66)     (.25)
                              --------      --------    --------    --------    ------    ------
Less:
  Distributions from Net
    Investment Income......        .07           .12         .12         .12       .11       .14
  Distributions from Net
    Realized Gain..........        .14           .42         .01         -0-       .07       .21
                              --------      --------    --------    --------    ------    ------
Total Distributions........        .21           .54         .13         .12       .18       .35
                              --------      --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $   8.54      $   8.58    $   8.52    $   7.82    $ 6.55    $ 7.39
                              ========      ========    ========    ========    ======    ======

Total Return (c)...........      1.90%*        7.12%      10.81%      21.40%(b) -9.12%    -2.88%
Net Assets at End of the
  Period (In millions).....   $2,061.0      $1,968.8    $1,561.6    $1,071.9    $529.5    $365.6
Ratio of Expenses to
  Average Net Assets.......      1.53%         1.53%       1.55%       1.59%     1.58%     1.58%
Ratio of Net Investment
  Income to Average Net
  Assets...................      1.61%         1.22%       1.22%       1.44%(b)  1.60%     1.84%
Portfolio Turnover.........        22%*          38%         42%         49%       53%       92%

*   Non-Annualized

(a) Based on average shares outstanding

(b) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .02%.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS                                   OCTOBER 1, 2002
                                      ENDED        YEAR ENDED DECEMBER 31,     (COMMENCEMENT OF
CLASS R SHARES                      JUNE 30,      --------------------------    OPERATIONS) TO
                                      2006         2005      2004      2003    DECEMBER 31, 2002
                                   -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $ 8.72       $ 8.65    $ 7.93    $ 6.63         $6.43
                                     ------       ------    ------    ------         -----
  Net Investment Income..........       .09(a)       .15       .15       .15           .02
  Net Realized and Unrealized
    Gain.........................       .09          .50       .74      1.30           .22
                                     ------       ------    ------    ------         -----
Total from Investment
  Operations.....................       .18          .65       .89      1.45           .24
                                     ------       ------    ------    ------         -----
Less:
  Distributions from Net
    Investment Income............       .09          .16       .16       .15           .04
  Distributions from Net Realized
    Gain.........................       .14          .42       .01       -0-           -0-
                                     ------       ------    ------    ------         -----
Total Distributions..............       .23          .58       .17       .15           .04
                                     ------       ------    ------    ------         -----
NET ASSET VALUE, END OF THE
  PERIOD.........................    $ 8.67       $ 8.72    $ 8.65    $ 7.93         $6.63
                                     ======       ======    ======    ======         =====

Total Return (b).................     2.01%*       7.65%    11.45%    22.15%         3.69%*
Net Assets at End of the Period
  (In millions)..................    $118.1       $101.8    $ 40.8    $ 15.2         $  .1
Ratio of Expenses to Average Net
  Assets.........................     1.03%        1.03%     1.05%     1.12%         1.19%
Ratio of Net Investment Income to
  Average Net Assets.............     2.12%        1.73%     1.72%     1.88%         1.67%
Portfolio Turnover...............       22%*         38%       42%       49%           53%

*   Non-Annualized

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36                                            See Notes to Financial Statements

VAN KAMPEN EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX MONTHS        YEAR        DECEMBER 22, 2004
                                                 ENDED          ENDED        (COMMENCEMENT OF
CLASS I SHARES                                  JUNE 30,     DECEMBER 31,     OPERATIONS) TO
                                                  2006           2005        DECEMBER 31, 2004
                                               -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....    $8.69          $8.61              $8.58
                                                 -----          -----              -----
  Net Investment Income......................      .11(a)         .17                -0-**
  Net Realized and Unrealized Gain...........      .09            .53                .03
                                                 -----          -----              -----
Total from Investment Operations.............      .20            .70                .03
                                                 -----          -----              -----
Less:
  Distributions from Net Investment Income...      .11            .20                -0-
  Distributions from Net Realized Gain.......      .14            .42                -0-
                                                 -----          -----              -----
Total Distributions..........................      .25            .62                -0-
                                                 -----          -----              -----
NET ASSET VALUE, END OF THE PERIOD...........    $8.64          $8.69              $8.61
                                                 =====          =====              =====

Total Return (b).............................    2.28%*         8.33%              0.35%*
Net Assets at End of the Period (In
  millions)..................................    $86.6          $58.7              $ 1.5
Ratio of Expenses to Average Net Assets......     .53%           .55%               .56%
Ratio of Net Investment Income to Average Net
  Assets.....................................    2.63%          2.17%              1.20%
Portfolio Turnover...........................      22%*           38%                42%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity and Income Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $15,060,710,768
                                                              ===============
Gross tax unrealized appreciation...........................  $ 1,905,485,821
Gross tax unrealized depreciation...........................     (440,974,755)
                                                              ---------------
Net tax unrealized appreciation on investments..............  $ 1,464,511,066
                                                              ===============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Distribution paid from:
  Ordinary Income...........................................  $296,732,525
  Long-term capital gain....................................   668,483,776
                                                              ------------
                                                              $965,216,301
                                                              ============

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 29,598,099
Undistributed long-term capital gain........................   230,641,956

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2006, the Fund's custody fee was reduced by $277,738 as a result of credits earned on cash balances.

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .50%
Next $100 million...........................................     .45%
Next $100 million...........................................     .40%
Over $350 million...........................................     .35%

    For the six months ended June 30, 2006, the Fund recognized expenses of approximately $194,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2006, the Fund recognized expenses of approximately $295,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2006, the Fund recognized expenses of approximately $9,524,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $307,719 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2006. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,974,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $2,595,500. Sales charges do not represent expenses of the Fund.

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2006 and year ended December 31, 2005 transactions were as follows:

                                         FOR THE                            FOR THE
                                    SIX MONTHS ENDED                      YEAR ENDED
                                      JUNE 30, 2006                    DECEMBER 31, 2005
                             -------------------------------    -------------------------------
                                SHARES            VALUE            SHARES            VALUE
Sales:
  Class A..................   174,226,566    $ 1,524,698,202     378,848,173    $ 3,287,303,328
  Class B..................    23,138,856        199,095,622      58,481,461        498,278,609
  Class C..................    30,269,210        261,727,608      63,868,125        547,825,165
  Class R..................     4,909,270         43,217,519       8,868,992         77,246,198
  Class I..................     3,909,075         34,007,188       7,702,456         68,185,351
                             ------------    ---------------    ------------    ---------------
Total Sales................   236,452,977    $ 2,062,746,139     517,769,207    $ 4,478,838,651
                             ============    ===============    ============    ===============
Dividend Reinvestment:
  Class A..................    31,483,849    $   272,520,142      69,522,493    $   603,550,011
  Class B..................     8,129,070         69,368,795      21,039,207        179,774,522
  Class C..................     4,494,761         38,524,548      10,591,530         90,894,780
  Class R..................       264,562          2,299,175         496,997          4,342,383
  Class I..................        39,667            342,926          50,114            438,052
                             ------------    ---------------    ------------    ---------------
Total Dividend
  Reinvestment.............    44,411,909    $   383,055,586     101,700,341    $   878,999,748
                             ============    ===============    ============    ===============
Repurchases:
  Class A..................  (114,297,516)   $  (998,772,903)   (151,431,386)   $(1,316,501,934)
  Class B..................   (39,571,926)      (340,210,283)    (64,824,115)      (553,357,311)
  Class C..................   (22,760,553)      (196,359,389)    (28,270,408)      (242,597,496)
  Class R..................    (3,234,467)       (28,499,449)     (2,409,858)       (21,136,125)
  Class I..................      (696,843)        (6,076,330)     (1,163,212)       (10,283,132)
                             ------------    ---------------    ------------    ---------------
Total Repurchases..........  (180,561,305)   $(1,569,918,354)   (248,098,979)   $(2,143,875,998)
                             ============    ===============    ============    ===============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2006, the Fund received redemption fees of approximately $28,000, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $2,730,518,125 and $2,055,255,222, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,506,502,014 and $1,274,573,813, respectively.

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures contracts on stock indices and U.S. Treasuries. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2005............................     8,290
Futures Opened..............................................    23,602
Futures Closed..............................................   (24,205)
                                                               -------
Outstanding at June 30, 2006................................     7,687
                                                               =======

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $21,585,500 and $1,535,200 for Class B and

VAN KAMPEN EQUITY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

    The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court entered an order granting defendants' motion for reconsideration and dismissing all claims in the action.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN EQUITY AND INCOME FUND

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 44

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Equity and Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                             25, 125, 225, 525
                                                                  EQI SAR 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02139P-Y06/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Equity and
Income Fund


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006


By: /s/ Phillip G. Goff
    ---------------------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 10, 2006